UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

ANTERO MIDSTREAM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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No fee required
Fee paid previously with preliminary materials
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

ANTERO MIDSTREAM CORPORATION

2023 Annual Meeting
Vote by June 5, 2023
11:59 PM ET

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You invested in ANTERO MIDSTREAM CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 6, 2023.**

Get informed before you vote

View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 6, 2023
8:00 AM MDT

Virtually at:
www.virtualshareholdermeeting.com/AM2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

ANTERO MIDSTREAM CORPORATION

2023 Annual Meeting
Vote by June 5, 2023
11:59 PM ET

Voting Items	Board Recommends
1. Class I Nominees **Nominees:** 01) Peter A. Dea 02) W. Howard Keenan, Jr. 03) Janine J. McArdle	For
2. To ratify the appointment of KPMG LLP as Antero Midstream Corporation's independent registered public accounting firm for the year ending December 31, 2023.	For
3. To approve, on an advisory basis, the compensation of Antero Midstream Corporation's named executive officers.	For
4. To approve the amendment to Antero Midstream Corporation's certificate of incorporation to reflect new Delaware law provisions regarding officer exculpation.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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